10f-3 Transactions Summary*

* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.

Fund

Evergreen Select High Yield Bond Fund

Security

Royal Caribbean Cruises Ltd

Transaction

 Date

5/6/2003

Cost

$993,390

Offering Purchase
-----------------
0.400%
Broker
------
Goldman, Sachs & Co.
Underwriting
------------
Syndicate
---------
Members
-------
Goldman, Sachs & Co.
Citigroup Global Markets Inc.
Banc of America Securities LLC
Scotia Capital (USA) Inc.
Wachovia Securities, Inc.

Fund

Evergreen Select High Yield Bond Fund

Security

Aviall
Transaction
-----------
 Date
-----
6/25/2003
Cost
----
1,000,000.00
Offering Purchase

0.50%

Broker
------
Salomon Smith Barney Inc.
Underwriting
------------
Syndicate
---------
Members
-------
Salomon Smith Barney Inc.
Citigroup Global Markets Inc.
Credit Suisse First Boston LLC
Wachovia Securities, LLC

Fund

Evergreen Select High Yield Bond Fund

Security

Tom Brown, Inc.
Transaction

 Date

9/11/2003

Cost

1,000,000.00

Offering Purchase
-----------------
0.45%
-----
Broker
------
Goldman, Sachs & Co.
Underwriting
------------
Syndicate
---------
Members
-------
Goldman, Sachs & Co.
J.P. Morgan Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Inc.
Citigroup Global Markets, Inc.
Wachovia Capital Markets, LLC

Fund

Evergreen Select High Yield Bond Fund

Security

DRS Technologies Inc

Transaction

 Date

10/16/2003

Cost

$525,000

Offering Purchase

0.263%

Broker
------
Bear, Stearns & Co. Inc.
Underwriting
------------
Syndicate
---------
Members
-------
Bear, Stearns & Co. Inc.
Fleet Securities, Inc.
Wachovia Capital Markets, LLC

Fund

Evergreen Select High Yield Bond Fund

Security

Nations Rent Cos Inc

Transaction

 Date

10/16/2003

Cost

$1,000,000

Offering Purchase

0.400%

Broker
------
Jefferies & Company, Inc.
Underwriting
------------
Syndicate
---------
Members
-------
Jefferies & Company, Inc.
Wachovia Capital Markets, LLC